ROCK OF AGES CORPORATION

560 GRANITEVILLE ROAD

GRANITEVILLE, VERMONT 05654

September 17, 2009

To our Stockholders:

                You are cordially invited to attend a Special Meeting of Stockholders of Rock of Ages Corporation, to be held at the offices of Fundquest Incorporated, One Winthrop Square, Boston, Massachusetts, on Thursday, October 15, 2009 at 10:30 a.m., local time.

                We encourage you to read the enclosed Notice of Special Meeting and proxy statement carefully.  Additionally, the Proxy Statement and Annual Report to Stockholders can be found online at www.rockofages.com.

                It is important that your shares be represented at the Special Meeting regardless of whether you are able to attend personally.  Therefore, please sign, date and promptly return the enclosed proxy card(s) in the prepaid mailing envelope, or vote by proxy by telephone or through the Internet using the procedures set forth in the accompanying proxy statement and proxy card.  If you attend the special meeting, you may vote in person if you wish, even if you previously submitted a proxy.

                                                                                                Sincerely,

                                                                                                Donald M. Labonte

                                                                                                President and Chief Executive Officer

ROCK OF AGES CORPORATION

560 Graniteville Road

Graniteville, Vermont 05654

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

OCTOBER 15, 2009

To the Stockholders of

Rock of Ages Corporation:

                Notice is hereby given that a special meeting of the Stockholders of Rock of Ages Corporation will be held at the offices of Fundquest Incorporated, One Winthrop Square, Boston, Massachusetts, on Thursday, October 15, 2009 at 10:30 a.m., local time, for the purpose of considering and voting upon the proposal to reincorporate the Company from the State of Delaware to the State of Vermont by merging the Company into its wholly owned Vermont subsidiary, Rock of Ages Corporation (Vermont).

The close of business on August 28, 2009 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the special meeting, whether in person or by proxy.

                                                                                                By Order of the Board of Directors

                                                                                                Richard C. Kimball

                                                                                                Secretary

                Your vote is important.  Please sign, date and return the accompanying proxy card(s) in the enclosed envelope, or otherwise vote by proxy in accordance with the voting instructions set forth in the accompanying proxy statement and proxy card(s).  Please note that separate proxy cards have been provided for Class A Common Stock and Class B Common Stock.  If you are a holder of both classes of stock, please sign, date and return both proxy cards or otherwise vote by proxy in accordance with the voting instructions set forth in the accompanying proxy statement and proxy card(s), so that all of your shares are voted.  If you attend the Special Meeting, you may vote in person whether or not you have sent in your proxy card(s).

2

ROCK OF AGES CORPORATION

PROXY STATEMENT

General

                We are furnishing this proxy statement in connection with the solicitation, by and on behalf of the Board of Directors of Rock of Ages Corporation, a Delaware corporation (the "Company"), of proxies to be voted at a special meeting of Stockholders, and at any adjournment(s) thereof.  The special meeting will be held at the offices of Fundquest Incorporated, One Winthrop Square, Boston, Massachusetts, on Thursday, October 15, 2009 at 10:30 a.m., local time (the "Special Meeting"). Directions to the Special Meeting may be found at www.rockofages.com.  The purpose of the Special Meeting is to consider and vote upon the proposed reincorporation of the Company from the State of Delaware to the State of Vermont by merging the Company into its wholly-owned Vermont subsidiary, Rock of Ages Corporation (Vermont) (the "Reincorporation Proposal").

Proxies for a proposal to reincorporate the Company in Vermont were originally solicited in connection with the Company's 2009 Annual Meeting of Stockholders held on June 25, 2009.  However, due to the omission of certain appendices and exhibits from the definitive proxy statement relating to that proposal, the proxies, on advice of counsel, declined to vote the shares represented by proxy on the proposal at the 2009 Annual Meeting of Stockholders and the proposal was not approved.  Accordingly, the Board of Directors is soliciting proxies to be voted at the Special Meeting on the Reincorporation Proposal.

                The principal offices of the Company are located at 560 Graniteville Road, Graniteville, Vermont 05654.  This proxy statement and the accompanying proxy card(s) are first being mailed to stockholders on or about September 17, 2009.

Record Date, Voting Securities, Quorum and Vote Required

                Only holders of record of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), at the close of business on August 28, 2009, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting.  On the record date, the Company had outstanding (i) 4,812,342 shares of Class A Common Stock, each of which is entitled to one vote, or a total of 4,812,342 votes, and (ii) 2,603,721 shares of Class B Common Stock, each of which is entitled to ten votes, or a total of 26,037,210 votes. Accordingly, at the close of business on the record date, 7,416,063 shares of Common Stock were outstanding, representing a total of 30,849,552 votes.

                The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business.  Shares held as of the record date by holders who are present or represented by proxy at the Special Meeting but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the Special Meeting will be counted as present for the purposes of establishing a quorum.  The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by proxy at the meeting is required to approve the Reincorporation Proposal.

Shares represented by proxies which are marked "ABSTAIN" will have the effect of a negative vote with regard to the Reincorporation Proposal.

                A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.  Brokers holding your shares in their name will not be permitted to vote those shares with respect to the Reincorporation Proposal without specific instruction from you and therefore, a broker non-vote may occur with respect to the Reincorporation Proposal if no such instruction is given.  A broker non-vote with respect to the Reincorporation Proposal will have the same effect as a vote against that proposal.

Voting

Voting Your Proxy

                You may vote in person at the Special Meeting or by proxy.  We recommend you vote by proxy even if you plan to attend the meeting.  You can always change your vote at the meeting.

                If you sign and return your proxy cards(s) to us in time for it to be voted at the Special Meeting, one of the individuals named as your proxy will vote your shares as you have directed on the proxy card(s).  If you sign and timely return your proxy card(s) but no indication is given as to how to vote your shares on the proposal to be voted on at the Special Meeting, your shares will be voted FOR the proposal as to which you have given no indication as to how to vote.

How to Vote by Proxy

                You may vote by proxy by completing, signing, dating and returning your proxy card(s) in the enclosed envelope.  If your shares are held in "street name" through a broker, you should provide written instructions to your broker on how to vote your shares.  To ensure that your broker receives your instructions, you should promptly complete, sign and send to your broker in the envelope enclosed with this proxy statement the voting instruction form which is also enclosed.

                You may also vote by proxy through the Internet at www.voteproxy.com (by following the on-screen instructions) or by telephone by calling toll-free 1-800-PROXIES from any touch-tone telephone and following the instructions.  You should have your proxy card(s) available when you access the web page or call.  You may also wish to check the voting form used by the firm that holds your shares to see if it offers telephone or Internet voting.

Changing Your Vote or Revoking Your Proxy

                You may change your vote or revoke your proxy at any time before the proxy is exercised.  If you submitted your proxy card(s) by mail, you must (i) file with the Secretary of the Company or other designee of the Company, at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy you previously submitted or (ii) duly execute a later dated proxy relating to the same shares and deliver it to the Secretary of the Company or other designee before the taking of the vote at the Special Meeting.  If you voted by proxy electronically through the Internet or by telephone as described above, you may simply vote again at a later date using the same procedures, in which case the later submitted proxy will be recorded and the earlier vote revoked.  Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary of the Company before the proxy is exercised or you vote by written ballot at the Special Meeting.  If you hold your shares through a broker, bank or other nominee in "street name," you will need to contact them or follow the instructions in the voting instruction form used by the firm that holds your shares to revoke your proxy.

Voting in Person

If you plan to attend the Special Meeting and wish to vote in person, we will give you a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your nominee and bring to the Special Meeting a "legal proxy" authorizing you to vote your "street name" shares held as of the record date.  Directions to the Special Meeting can be found by going to www.rockofages.com.

Proxy Solicitation and Expenses

All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this proxy statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock.  In addition to solicitation by mail, certain directors, officers and regular employees of the Company, who will not receive additional compensation for solicitation, may solicit Proxies by telephone, overnight delivery service, facsimile or otherwise.

Delivery of Proxy Materials to Households

                Applicable rules of the Securities and Exchange Commission permit companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is known as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only a single copy of this proxy statement. If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

                Beneficial owners who reside at a shared address at which a single copy of this proxy statement is delivered may obtain a separate copy of this proxy statement without charge by sending a written request to Rock of Ages Corporation, 560 Graniteville Road, Graniteville, Vermont 05654, Attention:  Investor Relations, or by calling the Company at (800) 875-7353.  The Company will promptly deliver a copy of this proxy statement upon request.

                Not all brokers, banks or other intermediaries offer beneficial owners the opportunity to participate in householding.  If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, banker or other intermediary directly.  Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth, as of August 28, 2009, certain information with respect to the beneficial ownership of the Common Stock by (i) each director, (ii) each Named Executive Officer (as defined below), (iii) each beneficial owner of more than 5% of either class of the outstanding Common Stock known to the Company, and (iv) all directors and executive officers of the Company as a group.  This information is based upon information received from or on behalf of the individuals or entities named below, except as otherwise noted.  The Class B Common Stock is convertible on a share‑for‑share basis into Class A Common Stock.  The Class B Common Stock is entitled to ten votes per share and the Class A Common Stock is entitled to one vote per share.  Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission.  Except as indicated in the footnotes below, the Company believes, based on the information furnished or otherwise available to it, that the person and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.  The calculation of beneficial ownership is based upon 4,812,342 shares of Class A Common Stock and 2,603,721 shares of Class B Common Stock outstanding as of August 28, 2009.

                In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of such person, shares of Class A Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of August 28, 2009 were deemed to be outstanding, and shares of Class B Common Stock owned by such person were deemed to be converted into Class A Common Stock.  Such shares were not deemed to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED		SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED
	NUMBER	PERCENT OF CLASS	NUMBER (2)	PERCENT OF CLASS (2)

North Star Investment Management Corp. (3) 20 North Wacker Drive, Suite 1416 Chicago, IL 60606	-	-	666,865	13.9%

Kuby Gottlieb Special Value Fund, LP(4) 20 North Wacker Drive, Suite1416 Chicago, IL 60606	-	-	423,986	8.8%

Dimensional Fund Advisors, Inc (5) 1299 Ocean Avenue Santa Monica, CA 90401	-	-	318,728	6.6%

Kurt M. Swenson (6) **	1,005,000	38.6%	1,135,000	19.5%
Kevin C. Swenson (7) 47 Straws Point Road Rye, NH 03870	1,023,489	39.3%	1,023,489	17.5%
Robert Pope 46 Grand View Farm Road Barre, VT 05641-8335	144,875	5.3%	159,875	3.2%
Richard C. Kimball **	29,126	1.1%	102,126	2.1%
Charles M. Waite **	29,126	1.1%	45,000	*
James L. Fox**	-	-	5,000	*
Frederick E. Webster Jr.**	-	-	5,000	*
Donald Labonte (8)**	-	-	35,000	*
Pamela G. Sheiffer**	-	-	5,000	*
Paul H. Hutchins(9)**	-	-	28,200	*
Laura A. Plude (10)**	-	-	13,000	*
All directors and executive officers as a group (9 persons)	1,063,252	38.8%	1,373,326	23.4%

**      Named Executive Officer and/or Director

*        Less than 1%

(1)           The business address of each director and executive officer of the Company is c/o Rock of Ages Corporation, 560 Graniteville Road, Graniteville, Vermont 05654.

(2)           For each beneficial owner (and directors and executive officers as a group), (i) the number of shares of Class A Common Stock listed includes (or is comprised solely of) the number of Class A shares owned outright or under outstanding vested options and a number of shares equal to the number of shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) and (ii) the percentage of Class A Common Stock listed assumes the conversion on April 28, 2009 of all shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) into Class A Common Stock and also that no other shares of Class B Common Stock beneficially owned by others are so converted.

(3)           According to a Form 4 dated April 24, 2009, Northstar Investment Management Corp., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares that are held of record by certain investment companies, trusts or other accounts it advises or manages.

(4)           According to a Schedule 13G dated January 8, 2009, Kuby Gottleib Special Value Fund, LP, in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares that are held of record by certain investment companies, trusts or other accounts it advises or manages.

(5)           According to a Schedule 13G dated February 9, 2009, Dimensional Fund Advisors, Inc., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares that are held of record by certain investment companies, trusts or other accounts it advises or manages.

 (6)          Kurt M. Swenson is the brother of Kevin C. Swenson. Includes 1,005,000 shares of Class B Common Stock and 130,000 shares of Class A Common Stock held by the Kurt M. Swenson Revocable Trust of 2000. Kurt M. Swenson, as the sole trustee of the Kurt M. Swenson Revocable Trust of 2000, beneficially owns such shares.

(7)           Kevin C. Swenson is the brother of Kurt M. Swenson.

(8)           Includes 32,000 shares of Class A Common Stock subject to currently exercisable stock options.

(9)           Includes 16,000 shares of Class A Common Stock subject to currently exercisable options.

(10)         Includes 10,000 shares of Class A Common Stock subject to currently exercisable options.

REINCORPORATION VIA MERGER IN VERMONT

                To accomplish the proposed change in the Company's state of incorporation from Delaware to Vermont, the Board of Directors has unanimously adopted an Agreement and Plan of Merger (the "Merger Agreement") between the Company and its newly formed, wholly-owned subsidiary, Rock of Ages Corporation (Vermont) ("Rock of Ages Vermont").  Under the Merger Agreement, the Company, a Delaware corporation, will be merged with and into Rock of Ages Vermont and each share of the Company's Common Stock, par value $.01 per share, will automatically be converted into one share of common stock, of Rock of Ages Vermont (the "Merger").  Upon completion of the Merger, the name of the surviving company will be changed to "Rock of Ages Corporation."

                A copy of the Merger Agreement is attached as Appendix A to this Proxy Statement.  Copies of the Articles of Merger to be filed with the Vermont Secretary of State and the Certificate of Merger to be filed with the Delaware Secretary of State are attached, respectively, as Appendices B and C to this Proxy Statement.  Rock of Ages Vermont was recently formed by the Company under the Vermont Business Corporation Act for the purpose of effecting the Merger.  If the Merger is approved by the stockholders and the Merger is completed, the Vermont Business Corporation Act and the Articles of Incorporation and Bylaws of Rock of Ages Vermont will govern the rights of shareholders in the surviving entity.  A copy of the Articles of Incorporation of Rock of Ages Vermont is attached as Appendix D to this Proxy Statement.  A copy of the Bylaws of Rock of Ages Vermont is attached as Appendix E to this Proxy Statement.  See "Comparative Rights of Stockholders of the Company and Rock of Ages Vermont" below for additional information.

Principal Features of the Merger

                Upon the approval of the Merger by the Company's stockholders, the Company's Board of Directors will, as promptly as practicable, cause the Merger to be consummated on the Effective Date.  Upon the consummation of the Merger, the separate existence of the Company will cease, and Rock of Ages Vermont, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company.  Each share of Class A and Class B Common Stock of the Company issued and outstanding immediately prior to the consummation of the Merger will, by virtue of the Merger, be converted into one share of Class A or Class B common stock, respectively, of Rock of Ages Vermont.  Upon the consummation of the Merger, stock certificates which immediately prior to the Merger represented Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Rock of Ages Vermont common stock. Stockholders will not be required to exchange their existing stock certificates for stock certificates of Rock of Ages Vermont.  However, following the Effective Date of the Merger, if any stock certificates of the Company are submitted to Rock of Ages Vermont or to its transfer agent for transfer, or if any stockholder so requests, a new stock certificate representing the same number of Rock of Ages Vermont shares will be delivered to the transferee or holder of such shares.  This exchange of securities will be exempt from the registration requirements of the Federal securities laws.

                Approval of the Merger Agreement and consummation of the Merger will not result in any change in the business, management, assets or liabilities of the Company.  The directors of Rock of Ages Vermont following the Merger will be James L. Fox, Richard C. Kimball, Donald M. Labonte, Pamela G. Sheiffer, Kurt M. Swenson, Charles M. Waite, and Frederick E. Webster, Jr. On the Effective Date, the Rock of Ages Vermont Class A common stock will be eligible for trading on the NASDAQ Global Market, where the Class A Common Stock of the Company is currently traded.

                Pursuant to the terms of the Merger Agreement, each option to purchase shares of Class A Common Stock of the Company outstanding immediately prior to the Effective Date of the Merger will become an option to purchase an equal number of shares of Rock of Ages Vermont Class A Common Stock, subject to the same terms and conditions as set forth in the agreement pursuant to which such option was granted.  All employee benefit plans and other agreements and arrangements of the Company, including the Company's 2005 Stock Plan, will be continued by Rock of Ages Vermont upon the same terms and subject to the same conditions as in effect prior to the Merger.

                If approved by the Company's stockholders, it is anticipated that the reincorporation by means of the Merger will be completed as soon as practicable after such vote.  However, the Merger may be abandoned, and the Merger Agreement may be amended, either before or after stockholder approval if circumstances arise which, in the opinion of the Board of Directors, make such action advisable, although subsequent to stockholder approval none of the principal terms may be amended without further stockholder approval.

                The Merger does not require the approval of any Federal or state regulatory agency.

Purpose of the Reincorporation via Merger

                The Board of Directors determined to reincorporate the Company in Vermont primarily because of its desire to reduce corporate expenses.  As a Delaware corporation, the Company is required to pay franchise fees to the State of Delaware.  Delaware bases its franchise fees on the number of authorized shares of a company's stock, subject to a maximum fee of $165,000.  Vermont, however, charges a flat filing fee of $35 per year, regardless of the number of authorized shares.  In 2008, the Company paid approximately $160,000 in franchise taxes to Delaware.  The Vermont Business Corporation Act ("VBCA"), Title 11A of the Vermont Statutes Annotated, is a modern statute based on the Revised Model Business Corporation Act prepared by the Committee on Corporate Laws of the Section of Business Law of the American Bar Association.  The VBCA and the General Corporation Law of the State of Delaware (the "DGCL"), while different in some respects, are generally similar in overall approach (See the discussion under "Comparative Rights of Stockholders of the Company and Rock of Ages Vermont" below).

Comparative Rights of Stockholders of the Company and Rock of Ages Vermont

                Upon consummation of the Merger, the outstanding shares of the Company's Class A and Class B Common Stock will be converted into an equal number of shares of Rock of Ages Vermont Class A and Class B common stock.  Consequently, the Company's stockholders, whose rights as stockholders are currently governed by the DGCL and the Company's Certificate of Incorporation and By-laws (the "Delaware Charter Documents"), will become shareholders of Rock of Ages Vermont whose rights will be governed by the VBCA and the Articles of Incorporation and Bylaws for Rock of Ages Vermont (the "Vermont Charter Documents").  Copies of the Vermont Charter Documents which are proposed to be in effect upon the consummation of the Merger appear in this Proxy Statement as Appendices C and D.

                The approval of the Merger will result in the same number of shares of authorized preferred, Class A and Class B common stock of Rock of Ages Vermont as under the current Delaware Charter Documents.  Under the current Delaware Charter Documents, the authorized capital consists of 2,500,000 shares of preferred stock, par value $.01 per share, 30,000,000 shares of Class A Common Stock, par value $.01 per share, and 15,000,000 shares of Class B Common Stock, par value $.01 per shares, for a total of 47,500,000 shares of capital stock.

                In most respects, the rights of holders of Rock of Ages Vermont's Class A and Class B common stock will be similar to those of the Company. Certain aspects of the rights of holders of the Company's Common Stock and Rock of Ages Vermont common stock are discussed below.  The following summary does not purport to be a complete statement of the rights of shareholders under applicable Vermont law and the Vermont Charter Documents as compared to the DGCL and the Delaware Charter Documents and is qualified in its entirety by reference to the DGCL and the VBCA.

Authorized Capital Stock

Delaware Provisions

                The Company's authorized capital stock currently consists of 47,500,000 shares of capital stock, consisting of 2,500,000 shares of preferred stock, par value $.01 per share, 30,000,000 shares of Class A Common Stock, par value $.01 per share, and 15,000,000 shares of Class B Common Stock, par value $.01 per share. The Company's Class A Common Stock is entitled to one vote per share, and the Company's Class B Common Stock is entitled to 10 votes per share.

Vermont Provisions

                Rock of Ages Vermont's authorized capital stock consists of 47,500,000 shares of capital stock, consisting of 2,500,000 shares of preferred stock, 30,000,000 shares of Class A Common Stock, and 15,000,000 shares of Class B Common Stock.  The authorized capital stock of Rock of Ages Vermont will not have a par value, because the VBCA does not recognize the concept of par value.  The Class A common stock of Rock of Ages Vermont is entitled to one vote per share, and the Class B common stock of Rock of Ages Vermont is entitled to 10 votes per share.  Thus, the authorized capital of Rock of Ages Vermont will consist of an equal number and class of shares as of the Company.

Charter

                The DGCL requires the approval of the holders of shares having a majority of the votes of the stockholders entitled to vote, to approve proposed amendments to a corporation's charter, unless a greater vote is required by the certificate of incorporation.  The VBCA also requires the approval of the holders of shares having a majority of the votes entitled to be cast on a charter amendment, unless the articles of incorporation or the board of directors requires a greater vote.

                Both the Delaware Charter Documents and the Vermont Charter Documents require the affirmative vote of the stockholders who are entitled to cast at least 85% of the total number of votes to be cast, to amend, alter, change or repeal, or to adopt any provision as part of the Certificate of Incorporation (in the case of the Company) or the Articles of Incorporation (in the case of Rock of Ages Vermont) inconsistent with the purpose and intent of Article FIFTH (in relevant part, establishing a staggered board, and requiring a 66-2/3% vote of shareholders to remove a director - See "Classified Board of Directors"  and "Removal of Directors" below); Article SIXTH (establishing rules for calling special shareholder meetings and authorizing persons who may call such meetings) and Article SEVENTH (requiring a 66- 2/3% shareholder vote for amending the By-Laws).

                Both states authorize the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's charter documents grant such power to its board of directors. In each state, the holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely. Both the Delaware Charter Documents and the Vermont Charter Documents grant the board of directors the right to fix the voting powers, designation, preferences, limitations, restrictions and rights of the preferred stock, but not the Class A or Class B Common Stock.

Amendment to Bylaws

                Under both the Delaware Charter Documents and the Vermont Charter Documents, the Board of Directors has the authority to adopt, repeal, alter, amend or rescind the bylaws of the Company, subject to the power of stockholders to adopt, repeal, amend or rescind the bylaws by the affirmative vote of the stockholders who are entitled to cast at least 66-2/3% of the total number of votes to be cast at an election of the directors.

Stockholder Approval of Certain Business Combinations

Delaware Provisions

                Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any "business combination" with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder.  For purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

                The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85 percent of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85 percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds (66-2/3%) of the voting stock not owned by the interested stockholder.

Vermont Provisions

                The VBCA has no such comparable provisions to Section 203 of the DGCL.  The VCBA does have a provision (Section 8.30(a)(3)) found in some other states, authorizing the board of directors to consider factors such as impacts on employees, suppliers, creditors and customers and community, the economy of the state, region and nation, and community and societal impacts, in determining the best interests of the corporation with respect to a proposed business combination.

                The Company is not aware of any specific effort by any party to assume control of the Company.  Because the VBCA does not have a provision comparable to Section 203 of the DGCL, it may be easier for certain parties who would be interested stockholders under the DGCL to engage in a business combination with  the Company.  No such business combinations are known to be currently contemplated.

Classified Board of Directors

Delaware Provisions

                The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The Delaware Charter Documents provide that the board of directors of the Company shall be divided into three classes, Class I, Class II and Class III.  Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors.  Each class has a term of office of three years, and stockholders elect only one class each year.

Vermont Provisions

                The VBCA also permits corporations to classify boards of directors in two, three, four or five classes. The Vermont Charter Documents provide for a classified board of directors which, at the 2010 Annual Shareholders' Meeting, will be divided into three classes, and each class will consist, as nearly as possible, of one-third of the total number of directors constituting the board of directors.  The term of office of directors serving in Class I will expire at the 2011 Annual Meeting of Shareholders of Rock of Ages Vermont; the term of office of directors serving in Class II will expire at the 2012 Annual Meeting of Shareholders of Rock of Ages Vermont; and the term of office of directors serving in Class III will expire at the 2013 Annual Meeting of Shareholders of Rock of Ages Vermont.

Shareholder Quorum and Voting

                The DGCL and VBCA have the same basic quorum requirement for stockholder votes at meetings:  a majority of the votes entitled to be cast constitutes a quorum.  The Delaware quorum requirement may be reduced or increased by charter or bylaw provisions, but not to less then one-third of the shares entitled.  The Vermont quorum requirement may be increased by charter provisions.

                The DGCL establishes the following basic stockholder voting rule:  a majority vote of stockholders present in person or by proxy is the act of the stockholders.  The VBCA provides that an action on a matter is approved by the shareholders if the votes cast in favor of the action exceed the votes cast against the action.  In effect, abstentions count as negative votes in Delaware, but not in Vermont.  The Delaware voting requirement may be increased or decreased by the charter or bylaws; the Vermont voting requirement may be increased by the charter.

                As discussed above and below, special stockholder voting requirements may apply for certain actions, such as amendment of the charter.

Cumulative Voting

                Cumulative voting for directors entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect a proportion of the board of directors roughly corresponding to the proportion of votes held by such shareholder or group.

                Neither the DGCL nor the VBCA grant stockholders cumulative voting rights, unless cumulative voting is authorized by the certificate or articles of incorporation.  The Company's current Delaware Charter Documents prohibit cumulative voting in the election of directors. Similarly, the Articles of Incorporation for Rock of Ages Vermont prohibit cumulative voting.

Vacancies

                Under both the DGCL and the VBCA, vacancies on the board of directors during the year shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed shall hold office for the remainder of the term of the director no longer on the board.

Removal of Directors

                Under both the Company's current Delaware Charter Documents, and the Rock of Ages Vermont Charter Documents, directors may be removed only for cause, by the affirmative vote of stockholders who are entitled to cast at least 66-2/3% of the total number of votes entitled to be cast.

Actions by Written Consent of Stockholders

Delaware Provisions

                The DGCL provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Vermont Provisions

                The VBCA permits action by unanimous consent of the shareholders and, if authorized in the articles of incorporation, action may be taken by the written consent of the holders of at least a majority of the shares entitled to vote on the action, and each shareholder is given prior notice of such action in writing.  The VBCA also requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.  Rock of Ages Vermont's Charter Documents authorize the taking of shareholder action by the written consent of the holders of at least a majority of the shares, having at least the number of votes required to approve the action at a meeting.

Stockholder Vote for Mergers and Other Corporate Transactions

Delaware Provisions

                Unless the certificate of incorporation specifies a higher percentage, the DGCL requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.  The Company's Certificate of Incorporation does not require a higher percentage to vote to approve certain corporate transactions.

Vermont Provisions

                Under the VBCA, unless the articles of incorporation specify a higher percentage, the required shareholder vote for mergers and asset sales is a majority of the votes cast at a duly called meeting, so long as a quorum is present.  The board of directors must also approve the proposed transaction and recommend that it be submitted to a vote of the stockholders.  Under Rock of Ages Vermont's Charter Documents, a quorum is present when the holders of a majority of the common stock are represented at the meeting.  Rock of Ages Vermont's Articles of Incorporation do not require a higher percentage to vote to approve certain transactions.

                Both the DGCL and the VBCA authorize a merger or consolidation without approval by the stockholders of the surviving corporation if the shares of voting stock issued by the surviving corporation in connection with the merger or consolidation do not exceed 20% of the number of shares of voting stock outstanding prior to the transaction, and certain other requirements are met.

Stockholders' Dissenter's Rights to Appraisal

                In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair value of the stockholder's shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Delaware Provisions

                Under the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) listed on a national security exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. (the "NASD") or (ii) held of record by more than 2,000 stockholders. The DGCL does not provide stockholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock in exchange for assets or stock or in a merger with a subsidiary. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing.

Vermont Provisions

                Under the VBCA, shareholders are entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of a merger; share exchange; or a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, including a sale in dissolution.  Shareholders are also entitled to dissent from an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it: (A) alters or abolishes a preferential right of the shares; (B) creates, alters, or abolishes a right in respect of redemption or repurchase, of the shares; (C) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (D) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or (E) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash.

Availability of Appraisal Rights In This Transaction

                Because the Company's Common Stock is currently listed on the NASDAQ Global Market, appraisal rights will not be available under the DCGL to the Company's shareholders in connection with the Merger with Rock of Ages Vermont.

Stockholder Inspection Rights

Delaware Provisions

                The DGCL grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

Vermont Provisions

                Under the VBCA, a shareholder of a corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, accounting records of the corporation; and the record of shareholders, if: (i) the shareholder establishes that the demand is made in good faith and for a proper purpose; (ii) the shareholder describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect; and (iii) the records are directly connected with the shareholder's purpose.  A shareholder is also entitled to inspect and copy, during regular business hours at the corporation's principal or registered office in Vermont, the basic organizational records for the corporation, including the charter, bylaws and shareholders' meeting minutes.

Dividends and Distributions

Delaware Provisions

                 The DGCL permits a corporation to pay dividends out of either (i) surplus or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. The DCGL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital.

Vermont Provisions

                The VBCA prohibits distributions to shareholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; or (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Current Dividend Policy

                The Company has paid dividends in the past, but has not paid a dividend since 2005.  The Company's credit facility requires lender consent before the Company may pay any dividend.  Neither the Company nor Rock of Ages Vermont has any current plans to pay any dividends on its Common Stock in 2009.  The payment of dividends, if any, is within the discretion of the board of directors of Rock of Ages Vermont and will depend upon Rock of Ages Vermont's earnings and cash flow, its capital requirements and financial condition, availability of lender consent and other relevant factors. The board of directors of Rock of Ages Vermont intends in 2009 to continue to use excess cash flow from operations to reduce debt as was the case in 2007 and 2008.

Limitation of Liability of Directors

Delaware Provisions

                The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

                The Delaware Charter Documents provide that a director will not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

Vermont Provisions

                The VBCA permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional or reckless infliction of harm on the corporation or the shareholders; (iii) liability for unlawful distributions; or (iv) an intentional or reckless criminal act.

                The Vermont Charter Documents provide that a director of the Company will not be personally liable to the corporation or its shareholders for monetary damages for any conduct as a director to the fullest extent permitted by the VBCA. This provision does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his duty of care.

Director Conflicting Interest Transactions

Delaware Provisions

                The DGCL provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because the director or officer's vote is counted for such purpose if (i) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.  The Delaware Charter Documents adopt the provisions of the DGDL with respect to director conflicting interest transactions.

Vermont Provisions

                The VBCA follows the same basic approach to director conflicting interest transactions as the DGCL:  contracts or transactions are not voidable solely because of the relationship between corporate and director, as long as they are approved by disinterested directors or shareholders or fair to the corporation.  However, the VBCA provides bright-line rules for director conflicting interest transactions, defining director conflicting interest transactions in great detail, and setting forth specific procedural steps that must be undertaken to authorize such transactions.  The Vermont Charter Documents authorize the board of directors of the Company to utilize the special authorization process in the VBCA for any transaction where there is a potential conflict of interest.

Indemnification of Officers and Directors

                Both the VBCA and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states' laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate), and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions

                The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

                The Delaware Charter Documents provides that the Company shall indemnify its present and former directors and officers to the maximum extent permitted by the DGCL and that such indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.  The Company's Bylaws provide that it shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Vermont Provisions

                The VBCA provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (i) the director conducted himself or herself in good faith; and (ii) the director reasonably believed: (A) in the case of conduct in the director's official capacity with the corporation, that the director's conduct was in its best interests; and (B) in all other cases, that the director's conduct was at least not opposed to its best interests; and (iii) in the case of any proceeding brought by a governmental entity, the director had no reasonable cause to believe his or her conduct was unlawful, and the director is not finally found to have engaged in a reckless or intentional unlawful act.

                The VBCA provides that a corporation may not indemnify a director (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (ii) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

                The Vermont Charter Documents authorize indemnification of directors, officers, employees and agents of the Company to the maximum extent permitted by the VBCA.

Federal Income Tax Consequences of the Merger

                The following is a summary discussion of certain Federal income tax consequences of the Merger to stockholders who receive Rock of Ages Vermont common stock in exchange for their Common Stock of the Company. The discussion does not address all the Federal income tax consequences of the Merger and, in particular, does not address the Federal income tax consequences that may be relevant to particular stockholders, such as dealers in securities, holders of stock options or those stockholders who acquired their shares upon the "exercise" of stock options.

                The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the Federal income tax consequences of the Merger under the Internal Revenue Code of 1986, as amended (the "Code"). The Company is of the opinion, however, that: (a) the Merger will constitute a tax-free reorganization under section 368(a) of the Code; (b) no gain or loss will be recognized by holders of the Company's Common Stock upon receipt of Rock of Ages Vermont common stock pursuant to the Merger; (c) the aggregate tax basis of Rock of Ages Vermont common stock received by each stockholder will be the same as the aggregate tax basis of the Common Stock of the Company held by such stockholder immediately prior to the Merger; and (d) the holding period of Rock of Ages Vermont common stock received by each stockholder will include the period during which such stockholder held the Company's Common Stock surrendered in exchange therefor, provided that such Company Common Stock was held by such stockholder as a capital asset at the time of the Merger.

                Although the Company is of the opinion that the Federal income tax consequences to the Merger will be as described above, such opinion is not binding upon the IRS nor does it preclude the IRS from taking a contrary position. There can be no assurance that the Federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be decided favorably to the shareholders of the parties to the Merger.

                A successful IRS challenge to the tax-free status of the Merger would result in a stockholder recognizing gain or loss with respect to each share of the Company Common Stock surrendered equal to the difference between that stockholder's basis in such share and the fair market value, as of the time of the Merger, of Rock of Ages Vermont common stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Rock of Ages Vermont common stock received in the exchange would equal such fair market value, and such stockholder's holding period for such shares would not include the period during which such stockholder held the Company Common Stock.

                No information is provided herein with respect to the tax consequences, if any, under applicable state, local or foreign tax laws. In addition, the Federal income tax discussion set forth above is for general information only. Because the stockholders' tax circumstances may differ, stockholders are urged to consult their own tax advisors with respect to these and other tax consequences of the reincorporation.

ANY TAX ADVICE OR INFORMATION IN THIS WRITTEN OR ELECTRONIC COMMUNICATION (INCLUDING ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY A CLIENT, TAXPAYER OR ANY OTHER PERSON OR ENTITY FOR THE PURPOSE OF (i) AVOIDING PENALTIES THAT MAY BE IMPOSED ON ANY TAXPAYER BY ANY GOVERNMENTAL TAXING AUTHORITY OR AGENCY OR (ii) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TAX-RELATED MATTERS ADDRESSED HEREIN.

Exchange of Certificates

                Upon the Merger becoming effective, each outstanding share of the Company Class A Common Stock will be converted into one fully paid and non-assessable Class A share of Rock of Ages Vermont common stock and each outstanding Class B Common Stock will be converted into one fully paid and non-assessable Class B Share of Rock of Ages Vermont common stock. Stockholders are requested, but are not required, to exchange their current share certificates for shares of Rock of Ages Vermont. Stockholders who desire to exchange their shares may do so following consummation of the merger by surrendering them to the Company's transfer agent, American Stock Transfer & Trust Company with its principal offices in New York City, who will issue new certificates for shares of Rock of Ages Vermont common stock upon receipt of old share certificates. Delivery of stock certificates issued by the Company prior to the effectiveness of the Merger will constitute "good delivery" of shares in transaction subsequent to the Merger. Certificates of Rock of Ages Vermont will be issued with respect to transfers consummated after the effectiveness of the Merger.

Other Regulatory Requirements

                Except as set forth above, no Federal or state regulatory requirements must be complied with nor must approvals be obtained in connection with the Merger, except under Federal securities laws applicable to proxy solicitations.

Rule 144

                Under Rule 144 under the Securities Act of 1933, as amended, the holding period for Rock of Ages common stock received in exchange for Company Common Stock will include the period during which Company Common Stock was held.

Required Approvals

                The affirmative vote of holders of a majority of the outstanding shares of Company Common Stock is required for approval of the Merger.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO REINCORPORATE THE COMPANY FROM THE STATE OF DELAWARE TO THE STATE OF VERMONT BY MERGING THE COMPANY INTO ITS WHOLLY OWNED VERMONT SUBSIDIARY ROCK OF AGES VERMONT.

OTHER MATTERS

Pursuant to Article II, Section 4 of our Amended and Restated Bylaws, only business specified in the notice of the Special Meeting may be considered at the Special Meeting.  Accordingly, no business will be considered at the Special Meeting, or any adjournment or postponement thereof, other than the Reincorporation Proposal.

STOCKHOLDER PROPOSALS

            Under the rules and regulations of the Securities and Exchange Commission, proposals of stockholders intended to be presented in the Company's proxy statement and forms of proxy for the Company's 2010 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 27, 2010 and must otherwise satisfy the conditions established by the Securities and Exchange Commission to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

                Under our Amended and Restated By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in the Company's proxy statement and forms of proxy) at the Company's 2010 Annual Meeting of Stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company which is received at the Company's principal executive offices no earlier than February 21, 2010 and not later than March 23, 2010.  The notice must contain certain information as specified in our Amended and Restated By-Laws.  Any such proposal received after March 23, 2010 will not be considered "timely" under the federal proxy rules for purposes of determining whether the proxies designated by the Company for such meeting may use discretionary authority to vote on such proposal.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

                Important Notice Regarding the Availability of Proxy Materials for the Special Stockholders Meeting to be Held on October 15, 2009.

                The Proxy Statement is available at www.rockofages.com.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (excluding exhibits) as filed with the Securities and Exchange Commission is available without charge upon written request by any stockholder to Rock of Ages Corporation, 560 Graniteville Road, Graniteville, Vermont 05654, Attention:  Investor Relations.

By Order of the Board of Directors

Richard C. Kimball

Secretary

Graniteville, Vermont

APPENDIX A

AGREEMENT AND PLAN OF MERGER

                Agreement and Plan of Merger by and between ROCK OF AGES CORPORATION (VERMONT), a Vermont corporation (hereinafter, "Rock of Ages Vermont" or the "Surviving Corporation"), and ROCK OF AGES CORPORATION, a Delaware corporation (hereinafter, "Rock of Ages Delaware" or the "Merged Corporation").

W I T N E S S E T H:

                WHEREAS, the authorized capital stock of Rock of Ages Delaware consists of 47,500,000 shares, consisting of 2,500,000 shares of preferred stock, $.01 par value per share, 30,000,000 shares of Class A Common Stock, $.01 par value per share, and 15,000,000 shares of Class B Common Stock, $.01 par value per share; the authorized capital stock of Rock of Ages Vermont consists of 47,500,000 shares, consisting of 2,500,000 shares of preferred stock, 30,000,000 shares of Class A Common Stock, and 15,000,000 shares of Class B Common Stock;

                WHEREAS, the Boards of Directors of the Surviving Corporation and the Merged Corporation have determined that it would be in the best interests of both corporations to merge and thereafter carry on the business of both corporations as the business of the Surviving Corporation; and

                WHEREAS, this merger is authorized by and shall be carried out in accordance with the Delaware General Corporation Law, Title 8, sec 101 et. seq. (the "DGCL"), and the Vermont Business Corporation Act ("VBCA"), Title 11A, Vermont Statutes Annotated ("VSA");

                NOW, THEREFORE, in consideration of the mutual agreements herein contained and in order to prescribe the terms and conditions of the merger, the parties hereto agree as follows:

Article I
MERGER

1.1                Merger.  The Merged Corporation shall be merged into the Surviving Corporation, which shall be the surviving corporation.

1.2                Continued Existence and Effect.  Except as specifically provided herein, (a) the corporate existence of the Surviving Corporation with all of its purposes, powers, objects and rights shall continue unaffected and unimpaired by the merger and (b) the corporate existence and rights of the Merged Corporation shall be merged in the Surviving Corporation and the Surviving Corporation shall be fully vested therewith. Upon the merger becoming effective, the separate existence of the Merged Corporation shall cease.

Article II
ARTICLES OF INCORPORATION AND BYLAWS

2.1                Articles of Incorporation.  The Articles of Incorporation of the Surviving Corporation as in effect immediately prior to the merger shall continue to be the Articles of Incorporation of the Surviving Corporation unless and until amended by appropriate action of the Surviving Corporation in accordance with applicable law, except that upon the effective date of the merger, Article FIRST of the Surviving Corporation's Articles of Incorporation, shall be amended as follows:

                     FIRST.  The name of the Corporation is "Rock of Ages Corporation" (the "Corporation").

2.2                Bylaws.  The Bylaws of the Surviving Corporation as in effect immediately prior to the merger shall continue to be the Bylaws of the Surviving Corporation unless and until amended by appropriate action of the Surviving Corporation in accordance with applicable law.

Article III
DIRECTORS AND OFFICERS OF SURVIVING CORPORATION

                The incumbent directors and officers of the Surviving Corporation have been elected or appointed according to applicable law and shall continue to serve in their current capacities from the date the merger becomes effective (the "Effective Date") until their respective successors are elected or appointed and have qualified in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation, as from time to time amended and in effect.

Article IV
CONVERSION AND CANCELLATION OF SHARES
AND CONVERSION OF OPTIONS IN THE MERGER

4.1                Surviving Corporation's Shares Unaffected by the Merger.  The shares of the Surviving Corporation (hereinafter, the "Shares of the Surviving Corporation") heretofore authorized (whether issued or unissued, including any shares held in the Surviving Corporation's treasury) shall remain unchanged as a result of the merger and shall be deemed to be Shares of the Surviving Corporation.

4.2                Conversion of Merged Corporation's Shares.  On the Effective Date, each Class A Common Share, par value $.01 per share, of the Merged Corporation (the "Merged Corporation Class A Common Stock") authorized and issued, whether outstanding or held in the Merged Corporation's treasury; and each Class B Common Share, $.01 par value per share, of the Merged Corporation (the Merged Corporation Class B Common Stock) (such shares of the Merged Corporation being collectively referred to as "Shares of the Merged Corporation"), shall, by virtue of the merger and without any action on the part of the holders thereof, be changed and converted into (i) in the case of the Merged Corporation Class A Common Stock, one fully paid and non-assessable share of Class A Common Stock of the Surviving Corporation ("Surviving Corporation Class A Common Stock"); and (ii) in the case of the Merged Corporation Class B Common Stock, one fully paid and non-assessable share of Class B Common Stock of the Surviving Corporation (Surviving Corporation Class B Common Stock"). On the Effective Date, the share transfer books of the Merged Corporation shall be deemed closed and no transfer of Shares of the Merged Corporation shall be made thereafter.

4.3                Conversion and Adjustment of Merged Corporation Options. The Surviving Corporation shall, by appropriate corporate action as of the Effective Date, ratify, adopt and confirm, and assume all of the obligations of the Merged Corporation under, the Rock of Ages Corporation Amended and Restated 1994 Stock Plan and/or the Rock of Ages Corporation 2005 Stock Plan (the "Option Plans").  Accordingly, as of the Effective Date, each option to purchase a share of Merged Corporation Class A Common Stock shall be and become an option (the "Surviving Corporation Option") to purchase one share of Surviving Corporation Class A Common Stock at an exercise price equal to the exercise price set forth in such option.

                As of the Effective Date, except as provided herein, each Surviving Corporation Option shall be exercisable upon the same terms and conditions as set forth in each option agreement relating thereto which, in accordance with the provisions hereof and the Option Plans, was converted into such Surviving Corporation Option.

Article V
TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES

5.1                Assets and Liabilities.  After the Effective Date:

(a)                 the Surviving Corporation shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, immunities, powers and franchises (both of a public as well as of a private nature) and all of the property (real, personal and mixed) of the Merged Corporation and the title to or any interest in real estate vested in either of the corporations shall not revert or be in any way impaired by reason of the merger;

(b)                 all debts due to the Merged Corporation on whatever account and other choses in action and every other interest belonging to or due to the Merged Corporation shall be taken and deemed to be transferred and vested in the Surviving Corporation;

(c)                 all claims, demands, property, rights, privileges, immunities, powers, franchises and every other interest of the Merged Corporation shall be as effectively the property of the Surviving Corporation as they were of the Merged Corporation;

(d)                 all debts, liabilities, duties and obligations of the Merged Corporation shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, duties and obligations had been incurred or contracted by the Surviving Corporation, so that (i) any claim existing or action or proceeding pending by or against the Merged Corporation may be prosecuted as if the merger had not taken place, (ii) the Surviving Corporation may be substituted in place of the Merged Corporation and (iii) neither the rights of creditors on or any liens upon the property of the Merged Corporation shall be impaired by the merger; and

(e)                 the Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all duties and liabilities of a corporation organized under the VBCA.

5.2                Further Assurances.  As and when requested by the Surviving Corporation, or by its successors or assigns, the Merged Corporation will execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of the Merged Corporation acquired by the Surviving Corporation by reason or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof. In connection therewith, the officers and directors of the Merged Corporation and the officers and directors of the Surviving Corporation are fully authorized to take any and all such action.

5.3                Accounting Treatment.  The assets and liabilities of the Merged Corporation shall be taken up on the books of the Surviving Corporation in accordance with generally accepted accounting principles, and the capital surplus and retained earnings accounts of the Surviving Corporation shall be determined, in accordance with generally accepted accounting principles, by the Board of Directors of the Surviving Corporation. Nothing herein shall prevent the Board of Directors of the Surviving Corporation from making any further changes in its accounts in accordance with the provisions of law.

Article VI
EXECUTION

                The proper officers of the Merged Corporation and the Surviving Corporation shall make, execute and file whatever certificates and documents are required by the laws of the State of Vermont and shall do all acts and things which may be in any way necessary or proper to effect this Agreement and Plan of Merger and the merger provided for herein.

(Signature Page Follows)

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed by their officers duly authorized all as of the __________ day of __________, 2009.

WITNESS:                                                                            Surviving Corporation:

                                                                                                ROCK OF AGES CORPORATION (VERMONT)
                                                                                                (a Vermont corporation)

                                                                                                By  /s/ Donald M. Labonte

                                                                                                                Name: Donald M. Labonte

                                                                                                                Title: President and CEO

                                                                                                Merged Corporation:

                                                                                                ROCK OF AGES CORPORATION
                                                                                                (a Delaware corporation)

                                                                                                By  /s/ Donald M. Labonte

                                                                                                                Name: Donald M. Labonte

                                                                                                                Title:  President and CEO

(Signature Page - Plan of Merger - Rock of Ages Corporation and Rock of Ages Corporation (Vermont))

APPENDIX B

ARTICLES OF MERGER

of

ROCK OF AGES CORPORATION (a Delaware corporation)

with and into

ROCK OF AGES CORPORATION (VERMONT) (a Vermont corporation)

(to be filed with the Vermont Secretary of State

pursuant to 11A V.S.A. § 11.05)

                ROCK OF AGES CORPORATION (VERMONT), a Vermont corporation, hereby adopts the following Articles of Merger:

                FIRST:  The name and place of incorporation of the corporation that shall survive the merger is ROCK OF AGES CORPORATION (VERMONT), a Vermont corporation (the "Surviving Corporation").  The name and place of incorporation of the corporation that shall be merged with and into the Surviving Corporation is ROCK OF AGES CORPORATION, a Delaware corporation (the "Merged Corporation").

                SECOND:  The Agreement and Plan of Merger by and between the Surviving Corporation and the Nonsurviving Corporation (the "Plan of Merger") is attached hereto as Exhibit A and incorporated herein by reference.  The Plan of Merger has been approved, adopted, executed, certified and acknowledged by each of the constituent corporations in accordance with the requirements of Sections 251 and 252 of the Delaware General Corporation Law, Title 8 of the Delaware Code, and Sections 11.05 and 11.07 of the Vermont Business Corporation Act, Title 11A of the Vermont Statutes Annotated.

                THIRD:

                A.            SURVIVING CORPORATION AUTHORIZED SHARES:  The authorized capital stock of the Surviving Corporation totals 47,500,000 shares, consisting of 2,500,000 shares of preferred stock, of which no shares are issued and outstanding, 30,000,000 shares of Class A common stock, of which 1 share is issued and outstanding, and 15,000,000 shares of Class B common stock, of which no shares are issued and outstanding.  The  holders of the Class A common stock of the Surviving Corporation are entitled to one vote per share, and the holders of the Class B common stock of the Surviving Corporation are entitled to ten votes per share, and to vote together as a single class on the Plan of Merger.  The holders of the issued and outstanding Class A common stock and Class B common stock together hold a total of one vote.

                (B)          MERGED CORPORATION AUTHORIZED SHARES:  The authorized capital stock of the Merged Corporation totals 47,500,000 shares, consisting of 2,500,000 shares of preferred stock, $.01 par value per share, of which no shares are issued and outstanding, 30,000,000 shares of Class A common stock, $.01 par value per share, of which 4,812,342 shares are issued and outstanding, and 15,000,000 shares of Class B common stock, $.01 par value per share, of which 2,603,721 shares are issued and outstanding.  The holders of the Class A common stock of the Merged Corporation are entitled to one vote per share and the holders of the Class B common stock of the Merged Corporation are entitled to ten votes per share, and to vote together as a single class on the Plan of Merger.  The holders of the issued and outstanding Class A common stock and Class B common stock together hold a total of 30,849,552 votes.

                FOURTH:

                A.            SURVIVING CORPORATION VOTE:  The shareholders of the Surviving Corporation have voted 1 share of Class A common stock, FOR the Plan of Merger.  The votes FOR the Plan of Merger constitute a majority of all the votes entitled to be cast by the shareholders of the Surviving Corporation, and are sufficient for approval of the Plan of Merger.

                B.            MERGED CORPORATION VOTE:  The shareholders of the Merged Corporation have voted __________ shares of Class A common stock and __________ shares of Class B common stock, a total of _________ votes, FOR the Plan of Merger.  The votes FOR the Plan of Merger constitute a majority of the all the votes entitled to be cast by the shareholders of the Merged Corporation, and are sufficient for approval of the Plan of Merger.

(Signature Page follows)

                IN WITNESS WHEREOF, a duly officer of the Surviving Corporation has executed these Articles of Merger this ___ day of ______________, 2009.

                                                                                                ROCK OF AGES CORPORATION

                                                                                                (a Vermont corporation)

                                                                                                By  ______________________________________

                                                                                                                Name:  Laura A. Plude

                                                                                                                Title:  Assistant Secretary

(Signature Page - Vermont Articles of Merger)

APPENDIX C

CERTIFICATE OF MERGER

of

ROCK OF AGES CORPORATION (a Delaware corporation)

with and into

ROCK OF AGES CORPORATION (VERMONT) (a Vermont corporation)

(to be filed with the Delaware Secretary of State

pursuant to 8 Del. Code § 252)

                ROCK OF AGES CORPORATION, a Vermont corporation, hereby adopts the following Certificate of Merger:

                FIRST:  The name and place of incorporation of the corporation that shall survive the merger is ROCK OF AGES CORPORATION, a Vermont corporation (the "Surviving Corporation").  The name and place of incorporation of the corporation that shall be merged with and into the Surviving Corporation is ROCK OF AGES CORPORATION, a Delaware corporation (the "Merged Corporation").

                SECOND:  An Agreement and Plan of Merger by and between the Surviving Corporation and the Nonsurviving Corporation (the "Agreement of Merger") has been approved, adopted, executed, certified and acknowledged by each of the constituent corporations in accordance with the requirements of Sections 251 and 252 of the Delaware General Corporation Law, Title 8 of the Delaware Code, and Sections 11.05 and 11.07 of the Vermont Business Corporation Act, Title 11A of the Vermont Statutes Annotated.  A copy of the Agreement of Merger is on file at the registered office of the Surviving Corporation, having a street address of 560 Graniteville Road, Graniteville, Vermont  05654.  A copy of the Agreement of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of the Merged Corporation or the Surviving Corporation.

                THIRD:  The Articles of Incorporation of Surviving Corporation as in effect immediately prior to the merger shall continue to be the articles of incorporation for the surviving corporation, unless and until amended by appropriate action of the Surviving Corporation in accordance with applicable law.

                FOURTH:  The Surviving Corporation hereby agrees that it may served with process in the State of Delaware in any proceeding for enforcement of an obligation of the Merged Corporation, as well as for enforcement of an obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings, and hereby irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any such suit or other proceedings.  A copy of such process shall be mailed by the Delaware Secretary of State to the registered office of the Surviving Corporation, having a street address of 560 Graniteville Road, Graniteville, Vermont  05654.

                IN WITNESS WHEREOF, a duly officer of the Surviving Corporation has executed and acknowledged this Certificate of Merger this ___ day of ______________, 2009.

                                                                                                ROCK OF AGES CORPORATION (VERMONT)

                                                                                                (a Vermont corporation)

                                                                                                By  ______________________________________

                                                                                                                Name:  Laura A. Plude

                                                                                                                Title:  Assistant Secretary

C-1

APPENDIX D

ARTICLES OF INCORPORATION
OF ROCK OF AGES CORPORATION (VERMONT)

THE UNDERSIGNED, ACTING AS INCORPORATOR OF A CORPORATION UNDER THE VERMONT BUSINESS CORPORATION ACT, ADOPTS THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

                FIRST:  The name of the Corporation is "Rock of Ages Corporation (Vermont)" (hereinafter the "Corporation").

                SECOND:  The street address of the initial registered office of the Corporation in the State of Vermont is 560 Graniteville Road, Graniteville, Vermont  05654.  The name and street address of the initial registered agent of the Corporation is Laura A. Plude, 560 Graniteville Road, Graniteville, Vermont  05654.

                THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the general business corporation laws of the State of Vermont.  The Corporation will have perpetual existence.

                FOURTH:  The total number of shares of stock which the Corporation shall have authority to issue is 47,500,000 share of capital stock, consisting of (i) 2,500,000 shares of preferred stock ("Preferred Stock"), (ii) 30,000,000 shares of Class A common stock ("Class A Common Stock"), and (iii) 15,000,000 shares of Class B common stock ("Class B Common Stock" and, together with Class A Common Stock, "Common Stock").

                A.            COMMON STOCK

                                (1)           Relative Rights of Preferred Stock and Common Stock.  All preferences, limitations and relative rights of the Common Stock are expressly made subject to those that may be fixed with respect to any shares of Preferred Stock.

                                (2)           Voting Rights.

                                (a)           Except as otherwise required by law or these Articles of Incorporation, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall vote together as a single class, provided, however, that with respect to each matter properly brought before the shareholders for their consideration and vote, each share of Class A Common Stock shall entitle the registered holder thereof to one vote and, subject to subparagraph (b) immediately below, each share of Class B Common Stock shall entitle the registered holder thereof to ten votes. There shall be no cumulative voting by the holders of the Common Stock.

                                (b)           Notwithstanding the immediately preceding subparagraph (a), in the case of each share of Class B Common Stock held of record by a bank, voting trustee, broker, dealer, clearing agency or any other person as nominee of the beneficial owner of such share, if (i) the Corporation or the transfer agent for the Class B Common Stock (which may be either the Corporation or any third party retained by it for such purpose) delivers to such record holder a written request (a "Certification Request") that such record holder certify, on a form provided to such record holder with such Certification Request (a "Class B Common Stock Ownership Certificate"), that such share of Class B Common Stock held of record by such record holder has been and continues to be beneficially owned continuously from the date of issuance by the original beneficial owner (whose name and address must be certified to the Corporation by such record holder as part of the Class B Common Stock Ownership Certificate), or by a Permitted Transferee (as defined in paragraph A(4) of Article Fourth hereof) of such original beneficial owner, and (ii) such record holder has not within twenty (20) days after delivery to such record holder of a Certification Request, duly executed and filed with the transfer agent for the Class B Common Stock a Class B Common Stock Ownership Certificate, each such share of Class B Common Stock held by such record holder shall entitle such record holder to only one vote unless and until such record holder establishes to the satisfaction of the Corporation that such share of Class B Common Stock has been, and continues to be, beneficially owned continuously from the date of issuance by the original beneficial owner or a Permitted Transferee of such original beneficial owner.

                        (3)           Conversion.

                                (a)           Each share of Class B Common Stock shall be convertible at any time, at the option of the registered holder thereof, into one fully paid and non-assessable share of Class A Common Stock of the Corporation.

                                (b)           No fractional shares of Class A Common Stock shall be issued upon such conversion, but in lieu thereof the Corporation shall pay to the holder an amount in cash equal to the fair market value (as determined by the Corporation's Board of Directors) of such fractional share.

                                (c)           To convert shares of Class B Common Stock under this paragraph A(3), the registered holder thereof shall surrender the certificate or certificates representing such shares, duly endorsed to the Corporation or in blank (which endorsement shall correspond exactly with the name or names of the registered holder or holders set forth on the face of the certificates and on the stock transfer records of the Corporation), at the office of the transfer agent for the shares of Class B Common Stock (which may be either the Corporation or any third party retained by it for such purpose), and shall give written notice to the transfer agent and the Corporation that such holder elects to convert all or part of the shares represented thereby, stating therein the name or names (with the address or addresses) in which the certificate or certificates for shares of Class A Common Stock are to be issued.

                                (d)           If the registered holder fully complies with the immediately preceding subparagraph (c), the Corporation shall, as soon as practicable thereafter, deliver (if the Corporation is then the transfer agent for the shares of Class B Common Stock), or instruct the transfer agent to deliver, to such holder, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled, rounded to the nearest whole number of shares, and a check for any amount payable hereunder in lieu of any fractional share, along with a certificate representing any shares of Class B Common Stock that the holder has not elected to convert hereunder but which constituted part of the shares of Class B Common Stock represented by the certificate or certificates surrendered.

                                (e)           Shares of Class B Common Stock shall be deemed to have been converted as of the close of business on the date of the due surrender of the certificates representing the shares to be converted as provided above, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock at such time.

                                (f)            If the Corporation shall in any manner split or subdivide the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class of Common Stock shall be split or subdivided in the same manner, proportionately and on the same basis per share.

                                (g)           When shares of Class B Common Stock have been converted pursuant to this paragraph A(3), they shall be irrevocably canceled and not reissued.

                                (4)           Transfers of Class B Common Stock.  No holder of shares of Class B Common Stock shall transfer, and the Corporation shall not register (and shall not permit the transfer agent for the Class B Common Stock to register) the transfer of, any shares of Class B Common Stock or any interest therein, whether by sale, assignment, gift, bequest, pledge, hypothecation, encumbrance, or any other disposition, except to a "Permitted Transferee" of such person (as defined below).  If a holder of shares of Class B Common Stock transfers any such shares to any person or entity other than a Permitted Transferee, such transfer, without any further action of any party or the Corporation, shall automatically and irrevocably convert such shards into an equal number of shares of Class A Common Stock from the date of such transfer. "Permitted Transferee" shall mean only:

                                (a)           the spouse and any lineal descendant (including adopted children) of any person duly holding shares of Class B Common Stock (a "Qualified Holder"), and any spouse of any such lineal descendant (all such spouses and lineal descendants being hereinafter referred to as "Family Members");

                                (b)           the trustee of a trust for the sole benefit of a Qualified Holder or Family Member;

                        (c)           a partnership comprised exclusively of Qualified Holders or Family Members or a corporation or limited liability company wholly owned by Qualified Holders or Family Members, provided, however, that as of the date that such partnership, corporation or limited liability company is no longer comprised exclusively of or owned exclusively by Qualified Holders or Family Members, such partnership, corporation or limited liability company will no longer be a Permitted Transferee and any Class B Common Stock held by it shall automatically and irrevocably converted into Class A Common Stock without any further action of any party or the Corporation;

                                (d)           or the executor, administrator or personal representative of the estate of a Qualified Holder or of any Family Member, or the guardian or conservator of a Qualified Holder or any Family Member who has been adjudged disabled by a court of competent jurisdiction.

                                (5)           Dividends.  Subject to the preferential rights of holders of Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when, as and if declared by the board of directors of the Corporation (the "Board of Directors"), out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.  No dividend shall be declared or paid in respect of any Common Stock unless the holders of both the Class A Common Stock and the Class B Common Stock receive the same per share dividend, payable in the same amount and type of consideration, as if such classes constituted a single class, except that if any dividend is declared that is payable in shares of, or in subscription or other rights to acquire shares of, Class A Common Stock or Class B Common Stock, such dividend shall be declared and paid at the same rate per share with respect to the Class A Common Stock and the Class B Common Stock, and the dividend payable on shares of Class A Common Stock shall be payable only in shares of, or in subscription or other rights to acquire shares of, Class A Common Stock and the dividend payable on shares of Class B Common Stock shall be payable only in shares of, or in subscription or other rights to acquire shares of, Class B Common Stock.

                                (6)           Dissolution, Liquidation or Winding Up.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to holders of shares of Preferred Stock, unless otherwise required by law, holders of shares of Common Stock shall entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock held by them respectively.  The holders of the Class A Common Stock and the Class B Common Stock shall participate in such assets as if such classes constituted a single class of stock.  A dissolution, liquidation or winding-up of the Corporation, as such terms are used in this paragraph A(6), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

                B.            PREFERRED STOCK

                                (1)           General.  The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences, limitations and relative rights, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series.

                FIFTH:  The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

                                (1)           The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, subject to any limitation set forth in these Articles of Incorporation.

                                (2)           The Board of Directors shall have a minimum of three members and a maximum of fifteen members.  The number of directors may be fixed or changed from time to time, within the minimum and maximum, by a resolution adopted by a majority of the entire Board of Directors serving at the time of that vote.  No decrease in the number of directors shall shorten the term of any incumbent director.

                                (3)           In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to any limitations imposed by these Articles of Incorporation, and any bylaw provisions adopted by the shareholders; provided, however, that no bylaws provisions hereafter adopted by the shareholders shall invalidate any prior act of the directors which would have been valid if such bylaws provisions had not been adopted.

                                (4)           The initial Board of Directors shall consist of the following individuals:

                                                James L. Fox

                                                Richard C. Kimball

                                                Donald M. Labonte

                                                Pamela G. Sheiffer

                                                Kurt M. Swenson

                                                Charles M. Waite

                                                Frederick E. Webster, Jr.

The terms of all initial directors shall expire at the first shareholders' meeting at which directors are elected.

                                (5)           The directors shall be divided into three classes designated Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors.  At the first shareholders' meeting at which directors are elected, the Class I directors shall be elected for a term that expires at the first annual meeting of the shareholders after such election; the Class II directors shall be elected for a term that expires at the second annual meeting of the shareholders after such election; and the Class III directors shall be elected for a term that expires at the third annual meeting of the shareholders after such election.  At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a term that expires at the third annual meeting of the shareholders after such election.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be duly elected and shall duly qualify, subject, however, to prior death, resignation or removal from office.  Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the affirmative vote of a majority of the directors then in office, and any other vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the directors then remaining in office, even if less than a quorum is present, or by a sole remaining director.  Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor and shall hold office until his successor shall be duly elected and shall duly qualify, subject, however, to prior death, resignation or removal from office.

                                (6)           A majority of the entire Board of Directors shall constitute a quorum for the transaction of business and, except as otherwise provided in these Articles of Incorporation, the vote of a majority of such quorum shall be required in order for the Board of Directors to act.

                                (7)           Any director may be removed from office as a director, but only for cause, by the affirmative vote of shareholders who are entitled to cast at least two-thirds (66 2/3%) of the total number of votes entitled to be cast for the election of directors.

                                (8)           Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders; the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the instrument creating such class or series of Preferred Stock, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

                SIXTH:  Special meetings of shareholders, for any purpose or purposes, may be called by (i) the Chairman of the Board of Directors (if there be one), (ii) the President of the Corporation, (iii) any Vice President of the Corporation (if there be one), (iv) the Secretary of the Corporation or (v) any Assistant Secretary of the Corporation (if there be one), and shall be called by any such officer at the request in writing of a majority of the Board of Directors, or upon the written demand of shareholders who are entitled to cast at least ten percent (10%) of the total number of votes to be cast on any issue proposed to be considered at the Special Meeting.

             SEVENTH:  The initial Board of Directors shall adopt bylaws for the Corporation, containing provisions for managing the business and regulating the affairs of the Corporation.  The Board of Directors is expressly authorized and empowered to adopt, amend or repeal the bylaws of the Corporation, unless the shareholders in adopting, amending or repealing a particular bylaw provide expressly that the Board of Directors may not amend or repeal the bylaw.  The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend or repeal the Corporation's bylaws. The bylaws of the Corporation also may be adopted, amended or repealed by the affirmative vote of shareholders who are entitled to cast at least two thirds (66 2/3%) of the total number of votes to be cast at an election of directors.

                EIGHTH:  To the fullest extent now or hereafter permitted by law, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any action or failure to take action as a director.  Any repeal or modification of this Article EIGHTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                NINTH:  Meetings of shareholders shall be held within the State of Vermont, unless permitted by the bylaws of the Corporation to be held outside the State of Vermont.  The records of the Corporation may be kept within or outside the State of Vermont at such place or places as may be designated in the bylaws of the Corporation or otherwise designated from time to time by the Board of Directors, subject to any provisions of law requiring that certain records be kept at the Corporation's registered or principal office in the State of Vermont.

                TENTH:  To the fullest extent now or hereafter permitted by law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if the action is taken by one or more written consents describing the action taken, signed by the holders of at least a majority of all of the shares entitled to vote on the action, having not less than the minimum number of votes that would be necessary to take the action at a meeting at which all shares entitled to vote on the action were present and voted.

                ELEVENTH:  The Corporation reserves the right to amend these Articles of Incorporation at any time to add, change or delete one or more provisions of these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation (and in addition to any other vote that may required by law), the affirmative vote of shareholders who are entitled to cast at least eighty five percent (85%) of the total number of votes to be cast, shall be required to amend these Articles of Incorporation to change or delete any provision of, or to add any provision inconsistent with the purpose and intent of, Articles FIFTH, SIXTH or SEVENTH, or this Article ELEVENTH, of these Articles of Incorporation.

                IN WITNESS WHEREOF, the undersigned incorporator has caused these Articles of Incorporation to be executed this 12th day of May, 2009.

                                                                                                /s/Laura A. Plude

                                                                                                Laura A. Plude, Incorporator

                                                                                                560 Graniteville Road

                                                                                                Graniteville, Vermont  05654

APPENDIX E

BYLAWS

OF

ROCK OF AGES CORPORATION (VERMONT)

ARTICLE I
 ORGANIZATION

Section 1.                      Articles of Incorporation.  Rock of Ages Corporation (Vermont) (hereinafter called the "Corporation") was formed as a general business corporation under the Vermont Business Corporation Act, 11A V.S.A. § 1.01 et seq., by filing Articles of Incorporation with the Vermont Secretary of State on May 12, 2009 (as amended from time to time, the "Articles of Incorporation").

Section 2.                      Bylaws.  These Bylaws contain provisions for managing the business and regulating the affairs of the Corporation, in additional to those provisions set forth in the Articles of Incorporation and applicable law.  The provisions of the Articles of Incorporation are hereby made a part of these Bylaws.

Section 3.                      Name; Purposes, Powers; Duration.  The name, purposes, powers and duration of the Corporation shall be as set forth in the Articles of Incorporation for the Corporation.

Section 4.                      Registered Office.  The registered office of the Corporation shall be in the Town of Barre, County of Washington, State of Vermont, The street address of the initial registered office of the Corporation shall be as set forth in the Articles of Incorporation.  The registered office of the Corporation in the State of Vermont may be changed as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine.

Section 5.                      Other Offices.  The Corporation shall have a principal office, and may also have other offices, at such other places both in and out of the State of Vermont as the Board of Directors may from time to time determine.

Section 6.                      Registered Agent.  The initial registered agent of the Corporation shall be as set forth in the Articles of Incorporation.  The registered agent of the Corporation may be changed as the Board of Directors may from time to time determine.

ARTICLE II
MEETINGS OF SHAREHOLDERS

Section 1.                      Place and Time of Meetings.  Meetings of the shareholders for the election of directors or for any other purpose shall be held at such place either in or out of the State of Vermont, and on such date and at such hour, as shall be designated from time to time by the Board of Directors.

Section 2.                      Annual Meetings.  The Corporation shall hold an Annual Meetings of Shareholders every year for the election of directors and for the transaction of such other business as shall properly be brought before the meeting.

Section 3.                      Nature of Business at Annual Meetings.  No business may be transacted at an Annual Meeting of Shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the Annual Meeting by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 3 and on the record date for the determination of shareholders entitled to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 3.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal office of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders; provided, however, that in the event the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the later of (i) the ninetieth (90th) day preceding the date of the Annual Meeting and (ii) the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs.

To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of such shareholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

No business shall be conducted at the Annual Meeting of Shareholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 3; provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 3 shall be deemed to preclude discussion by any shareholder of any such business.  If the Chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the Annual Meeting and such business shall not be transacted.

Section 4.                      Special Meetings.  Unless otherwise required by law, Special Meetings of Shareholders, for any purpose or purposes, may be called by designated officers of the Corporation as set forth in the Articles of Incorporation, and shall be called at the written request of the Board of Directors, or upon the written demand of shareholders as set forth in the Articles of Incorporation.  Such written request or demand shall be delivered to the Secretary at the principal office of the Corporation, and shall state the purpose or purposes of the proposed meeting.  At a Special Meeting of Shareholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

Section 5.                      Nomination of Directors at Annual and Special Meetings. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances.  Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Shareholders, or at any Special Meeting of Shareholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 5 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 5.

In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.  To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the later of (i) the ninetieth (90th) day preceding the date of the Annual Meeting and (ii) the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of Shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs.

To be in proper written form, a shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in such shareholder's notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 5.  If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Section 6.                      Notice.  Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called.  Unless otherwise required by law, the written notice of any meeting shall be given not less than ten (10) and not more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting.

Section 7.                      Adjournments.  Any meeting of the shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of the place, date or hour of any such adjourned meeting if the place, date and hour thereof are announced at the meeting before adjournment.  At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Section 8.                      Quorum.  Unless otherwise required by law or the Articles of Incorporation, the holders of shares of capital stock of the Corporation representing a majority of the total votes represented by all outstanding capital stock of the Corporation, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business.  A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.  If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 7 above, until a quorum shall be present or represented.

Section 9.                      Voting.  Unless otherwise required by law, the Articles of Incorporation or these Bylaws, any question brought before any meeting of shareholders, other than the election of directors, shall be decided by the vote of the holders of the shares of the capital stock represented and entitled to vote thereat, voting as a single class, and any proposed action on the question shall be approved if the votes cast favoring the action exceed the votes cast opposing the action.  Subject to Section 5 of Article V hereof, each shareholder represented at a meeting of shareholders shall be entitled to cast the number of votes as provided in the Articles of Incorporation.  Such votes may be cast in person or by proxy but no appointment of a proxy shall be shall be valid after eleven (11) months from its date, unless such appointment form expressly provides for a longer period.  The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of shareholders, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 10.                  Action by Consent of Shareholders Without Meeting.  Any action required or permitted to be taken at any Annual or Special Meeting of Shareholders of the Corporation may be taken without a meeting, if the action is taken by the written consent of the requisite number of holders of capital stock as set forth in the Articles of Incorporation, and if each shareholder entitled to vote on the action is given prior notice of the action to be taken.  Each action taken without a meeting must be evidenced by one or more written consents describing the action taken, signed by the requisite number of shareholders, and delivered to the Secretary at the Corporation's principal office, by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the earliest dated consent delivered to the Corporation in the manner required by this Section 10, written consents signed by the requisite number of holders are delivered to the Corporation in the manner required by this Section 10.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who were entitled to vote on such action.

Section 11.                  List of Shareholders Entitled to Vote.  The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder.  Such list shall be available for inspection by any shareholder, beginning two (2) business days after the giving of the notice of the meeting for which the list was prepared and continuing through the meeting.  The list shall be available either at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held.  A shareholder of record and entitled to vote at that meeting, and such shareholder's agent or attorney, is entitled on written demand to inspect and copy the list during regular business hours at the shareholder's expense, during the period it is available for inspection.

Section 12.                  Stock Ledger.  The Secretary of the Corporation shall maintain or cause to be maintained a stock ledger in which all transfers of capital stock of the Corporation shall be recorded.  The stock ledger shall be the only evidence as to the shareholders entitled to examine the stock ledger, the list required by Section 11 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

Section 13.                  Conduct of Meetings.  The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of the shareholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following:  (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

Section 14.                  Fixing of Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or at any adjournment thereof, or for determining shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may, in advance, fix a date as the record date, which date in any case shall be not less than ten (10) nor more than seventy (70) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, the record date for the determination of such shareholders shall be:  (a) with respect to an Annual Meeting of the Shareholders or any Special Meeting of the Shareholders called by any officer of the Corporation or upon the request of the Board of Directors, the day before the first notice of the meeting is given to shareholders; (b) with respect to a Special Meeting of the Shareholders called upon the written demand of the shareholders, the date the first shareholder signs the demand; (c) with respect to actions taken by written consent without a meeting, the date the first shareholder signs a written consent; and (d) with respect to a distribution to shareholders (other than one involving a repurchase or reacquisition of shares), the date the Board of Directors authorizes the distribution.

ARTICLE III
DIRECTORS

Section 1.                      Election of Directors.  Except as otherwise required by law or the Articles of Incorporation, directors shall be elected by a plurality of the votes cast at the Annual Meetings of Shareholders and each director so elected shall hold office until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal.  Any director may resign at any time upon written notice to the Corporation.  Directors need not be shareholders.

Section 2.                      Duties and Powers.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which may exercise all powers and do all such lawful acts and things as may be exercised or done by the Corporation, subject, nevertheless, to any limitations imposed by applicable law, the Articles of Incorporation and these By-Laws.

Section 3.                      Meetings.  The Board of Directors may hold meetings, both regular and special, either in or out of the State of Vermont.  Regular meetings of the Board of Directors may be held without notice at such place and time as may from time to time be determined by the Board of Directors.  Special meetings of the Board of Directors may be called by the Chairman (if there be one), the Chief Executive Officer (if there be one), the President, or by any other officer of the Corporation upon the request of a majority of the directors then in office.  Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 4.                      Quorum and Voting.  The quorum and voting requirements for all meetings of the Board of Directors shall be as set forth in the Articles of Incorporation.  If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the place, date and hour of the adjourned meeting, until a quorum shall be present.

Section 5.                      Actions by Written Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if the action is taken by the unanimous consent of all the members of the Board of Directors or committee, as the case may be.  Each action taken by unanimous consent without a meeting must be evidenced by one or more written consents describing the action taken, signed by each director or committee member, and included in the minutes of proceedings of the Board of Directors or committee or filed with the corporate records.

Section 6.                      Meetings by Any Means of Communication.  Members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by any means of communication, including an electronic, telecommunications and video or audio-conferencing conference telephone call by which all directors participating may simultaneously communication with each other during the meeting, and participation in a meeting pursuant to this Section 6 shall constitute presence in person at such meeting.

Section 7.                      Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee.  In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.  Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 8.                      Compensation.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid such other compensation as may be determined by the Board of Directors from time to time.

Section 9.                      Director Conflicting Interest Transactions.  If one or more directors may have a conflicting interest with respect to a transaction effected or to be effected by the Corporation or by an entity controlled by the Corporation, the Board of Directors may provide for authorization of the transaction by disinterested directors or a properly constituted committee thereof, or by the shareholders, after proper disclosure by the interested director or directors, in accordance with any applicable statutory requirements and procedures.  Such authorization shall be in addition to, and not in substitution for, any other authorization of the transaction required by law, the Articles of Incorporation or these Bylaws.

ARTICLE IV
OFFICERS

Section 1.                      General.  The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Secretary and a Treasurer.  The Board of Directors, in its discretion, also may elect a Chief Executive Officer, Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers.  Any number of offices may be held by the same person, unless otherwise prohibited by law or the Articles of Incorporation.  The officers of the Corporation need not be shareholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2.                      Election.  The Board of Directors, at its first meeting held after each Annual Meeting of Shareholders (or action by written consent of shareholders in lieu of the Annual Meeting of Shareholders), shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal.  Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of the Board of Directors.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 3.                      Voting Securities Owned by the Corporation.  Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer (if there be one), the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present.  The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.                      Chairman of the Board of Directors; Chief Executive Officer.  The Chairman of the Board of Directors (if there be one) shall preside at all meetings of the shareholders and of the Board of Directors.  Except where by law the signature of the President is required, each of the Chairman of the Board of Directors (if there be one) and the Chief Executive Officer (if there be one) shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors.  During the absence or disability of the President, the Chairman of the Board of Directors or the Chief Executive Officer, as the Board of Directors shall determine, shall exercise all the powers and discharge all the duties of the President.  The Chairman of the Board of Directors and the Chief Executive Officer shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these Bylaws or by the Board of Directors.

Section 5.                      President.  The President shall, subject to the control of the Board of Directors and, if there be one, the Chief Executive Officer, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.  The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President.  In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the shareholders and the Board of Directors.  The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these Bylaws or by the Board of Directors.

Section 6.                      Vice Presidents.  At the request of the President or in the President's absence or in the event of the President's inability or refusal to act (and if there be no Chief Executive Officer or Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there is more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.  Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.  If there be no Chairman of the Board of Directors, Chief Executive Officer or Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7.                      Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of shareholders and shall prepare minutes of the proceedings thereat; the Secretary shall also perform like duties for committees of the Board of Directors when required.  The Secretary shall authenticate and maintain the permanent records of the Corporation required by law, and the copies of the records of the Corporation required by law to be kept at the Corporation's principal office or, if the principal office is not located in the State of Vermont, its registered office.  The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors (if there be one), the Chief Executive Officer (if there be one) or the President, under whose supervision the Secretary shall be.  If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors, the Chief Executive Officer (if there be one) or the President may choose another officer to cause such notice to be given.  The Secretary shall have custody of the seal of the Corporation, and the Secretary or any Assistant Secretary (if there be one) shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer's signature.  The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8.                      Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Chief Executive Officer (if there be one), the President or the Board of Directors.  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Chief Executive Officer (if there be one), the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer (if there be one), the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation.  If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

Section 9.                      Assistant Secretaries.  Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer (if there be one), the President, any Vice President (if there be one) or the Secretary, and in the absence of the Secretary or in the event of the Secretary's disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10.                  Assistant Treasurers.  Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer (if there be one), the President, any Vice President (if there be one) or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.  If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under the Assistant Treasurer's control belonging to the Corporation.

Section 11.                  Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors.  The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V
STOCK

                            Section 1.                     Form of Certificates.  The shares of capital stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its capital stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every share certificate shall state on its face (a) the name of the Corporation and that the Corporation is organized under the laws of the State of Vermont; (b) the name of the person to whom issued; and (c) the number and class of shares and the designation of the series, if any, the certificate represents.  Each share certificate shall also state, on its face or on its back, (x) any restrictions on transfer imposed by the Articles of Incorporation, these Bylaws or an agreement between the shareholders and the Corporation and (y) any designations, relative rights, preferences or limitations applicable to each class, the variations therein determined for each series and the authority of the Board of Directors to determine variations in future series, and the Corporation's right (if any) to make distributions that impair preferential rights; in lieu of the information required by Clause (y), the share certificate may state that the Corporation will furnish the shareholder with such information on request in writing and without charge.  Every share certificate shall be signed, in the name of the Corporation, (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such shareholder in the Corporation.  The Corporation shall, within a reasonable time after the issue or transfer of shares not represented by certificates, and at least annually thereafter, provide to the holder of such shares the information required on certificates.

Section 2.                      Signatures.  Any or all of the signatures on a certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3.                      Lost Certificates.  The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or the owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

Section 4.                      Transfers.  Shares of capital stock of the Corporation shall be transferable in the manner prescribed by law, the Articles of Incorporation and these Bylaws.  Transfers of shares of capital stock shall be made on the books of the Corporation only by the registered holder thereof or by such person's attorney lawfully constituted in writing (a) upon the surrender of certificates for the same number of shares, which certificates shall be cancelled before a new certificate or certificates shall be issued or (b) upon presentation of proper transfer instructions from the registered holder for the same number of uncertificated shares.  No transfer of capital stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock transfer records of the Corporation by an entry showing from and to whom transferred.

Section 5.                      Record Owners.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 6.                      Regulations.  Except to the extent that the exercise of such power shall be prohibited or circumscribed by law, the Articles of Incorporation, or these Bylaws, the Board of Directors shall have the power to make such rules and regulations concerning the issuance, registration, transfer and cancellation of stock certificates and uncertificated shares as it shall deem appropriate.

ARTICLE VI
NOTICES

                                       Section 1.                      Notices.  Whenever written notice is required by law, the Articles of Incorporation or these Bylaws to be given to any shareholder, such notice may be given by first class mail postpaid addressed to such shareholder at such shareholder's address as it appears on the current shareholder records of the Corporation, or electronically transmitted to the shareholder in the manner authorized by the shareholder, and such notice shall be effective when the same shall be deposited in the United States mail or sent electronically.

Whenever written notice is required by law, the Articles of Incorporation or these Bylaws to be given to any director or member of a committee, such notice may be given by first class mail postpaid or by a nationally recognized overnight delivery service, addressed to such director or committee member at such person's address as it appears on the records of the Corporation, or by telegraph, teletype, facsimile or other form of wire, wireless or electronic communication and such notice shall be effective at the earliest of the following:  (i) when received, (ii) five days after its deposit in the United States mail, or (iii) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the return receipt is signed by or on behalf of the addressee.

Section 2.                      Waivers of Notice.  Whenever any notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any shareholder, director, or member of a committee, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto, provided that it is filed with the minutes of the meeting or other records of the Corporation.  A shareholder's attendance at a meeting, in person or by proxy, waives objection to lack of notice or defective notice of such meeting, unless the shareholder makes timely objection to holding the meeting, transacting business at the meeting, and waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder makes timely objection to such consideration.  A director or committee member's attendance at or participation in a meeting waives any required notice of such meeting, unless the director or committee member makes timely objection to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting.

ARTICLE VII
GENERAL PROVISIONS

Section 1.                      Dividends.  Dividends upon the capital stock of the Corporation, subject to an limitations imposed by law and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 5 of Article III hereof), and may be paid in cash, in property or in shares of the Corporation's capital stock.

Section 2.                      Disbursements.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.                      Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4.                      Corporate Seal.  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Vermont".  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 5.                      Entire Board of Directors.  As used in the Articles of Incorporation and these Bylaws, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

ARTICLE VIII
INDEMNIFICATION

Section 1.              Covered Individuals and Proceedings.  The indemnification and insurance provisions set forth in this Article VIII protect an individual who is or was a director or officer of the Corporation, and an individual who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, trustee, partner or other agent of a domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (collectively, a "Covered Individual").  The indemnification and insurance provisions set forth in this Article VIII apply to any threatened, pending or completed action, suit or proceeding (collectively, a "Proceeding"), whether civil, criminal, administrative or investigative, and whether formal or informal.

Section 2.              Mandatory, Permissive and Prohibited Indemnification.  The Corporation shall indemnify a Covered Individual who is wholly successful, on the merits or otherwise, in the defense of any Proceeding to which he or she was a party because he or she is or was a director or officer of the Corporation, for the reasonable costs, including reasonable attorneys' fees, incurred by the Covered Individual in connection with such Proceeding.  Except as limited by law, the Corporation may indemnify a Covered Individual for the reasonable expenses incurred by him or her in connection with any Proceeding to which he or she is made a party because he or she was a director or officer of the Corporation, regardless of the outcome of such Proceeding, if he or she (i) conducted himself or herself in good faith, (ii) reasonably believed that his or her conduct in his or her official capacity was in the Corporation's best interests and in all other capacities was at least not opposed to the Corporation's best interests and (iii) with respect to a governmental Proceeding, had no reasonable cause to believe his or her conduct was unlawful and was finally found not to have engaged in a reckless or intentional unlawful act.  The Corporation shall not indemnify a Covered Individual in connection with a Proceeding by or in the right of the Corporation in which the Covered Individual was adjudged liable to the Corporation or in connection with any other Proceeding charging and adjudicating liability for improper personal benefit to the Covered Individual.

Section 3.              Advance Payments.  Except as limited by law, the Corporation may pay for or reimburse the reasonable expenses incurred by a Covered Individual who is a party to any Proceeding in advance of final disposition of the Proceeding, upon receipt of a written affirmation of his or her good faith belief that he or she has met the standards of conduct set forth in Clauses (i), (ii) and (iii) of Section 2 above and a written undertaking to repay such amount if it is ultimately determined that the Covered Individual did not meet such standards of conduct, which undertaking shall be an unlimited general obligation but need not be secured and may be accepted without reference to the financial ability of such person to make repayment, and those parties entitled to make such determination under Section 4 below determine that no other provision of law precludes indemnification; provided, however, that no such advance payment or reimbursement of expenses shall be made if it is determined pursuant to Section 4 below on the basis of the facts known at that time that the Covered Individual is ineligible for indemnification.

Section 4.              Determinations; Payments.  The determination of whether a Covered Individual is eligible or ineligible for indemnification under any provision of this Article shall be made in each instance by (i) a majority of the directors or a committee thereof who are not parties to the Proceeding in question, (ii) independent special legal counsel appointed by a majority of such directors or a committee thereof, or if there are none, by a majority of the directors in office, or (iii) by a vote of the shareholders who are not parties to the Proceeding in question.  Notwithstanding the foregoing, a court having jurisdiction (which need not be the court in which the Proceeding in question was brought) may grant or deny indemnification in each instance.

Section 5.              Insurance.  The Corporation may purchase and maintain insurance on behalf of any director, officer, employee or agent of the Corporation against any liability asserted against or incurred by him or her in serving in any such capacity or arising out of his or her status as such, whether or not the Corporation would have power to indemnify him or her against such liability or cost.

Section 6.              Responsibility With Respect to Employee Benefit Plan.  If the Corporation or any Covered Individual sponsors or undertakes any responsibility as a fiduciary with respect to an employee benefit plan, then for purposes of this Article (i) a "Covered Individual" shall be deemed to include any director or officer of the Corporation who serves at its request in any capacity with respect to said plan, (ii) such director or officer shall not be deemed to have failed to act in good faith in the reasonable belief that his or her action was in the best interests of the Corporation if he or she acted in good faith in the reasonable belief that his or her action was in the best interests of the participants or beneficiaries of said plan, and (iii) the reasonable expenses covered by the indemnifications set forth in this Article shall include any taxes or penalties imposed on such director or officer with respect to said plan under applicable law.

Section 7.              Heirs and Personal Representatives.  The indemnifications provided by this Article VIII shall inure to the benefit of the estate and personal representatives of a Covered Individual.

Section 8.              Non-Exclusivity.  The provisions of this Article shall not be construed to limit the power of the Corporation to indemnify its directors, officers, employees and agents to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law.  The Corporation shall have power to indemnify any of its employees or agents who are not directors or officers on any terms not prohibited by law which it deems to be appropriate.  The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Article.

Section 9.              Authorization of Corporate Officers.  The proper officers of the Corporation are, and each of them acting without the other is, authorized to take any action, for and in the name of the Corporation, which he or she deems necessary or appropriate (as conclusively presumed from the taking of such action) to carry out and effect the foregoing sections of this Article VIII.

Section 10.            Savings Clause.  If Sections 1 through 9 of this Article VIII or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer and may indemnify any other person entitled to indemnification as to reasonable costs, charges and expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of these Bylaws that shall not have been invalidated and to the full extent permitted by applicable law.  To the full extent permitted by law, the Corporation may enter into and perform agreements with persons, including, without limitation, present and former officers, directors, employees and agents of the Corporation and of companies acquired by or merged with the Corporation, obligating the Corporation, among other things, to provide indemnification and advancement of costs, charges and expenses to such persons in addition to any indemnification or advancement which may be available to such person under Sections 2 and 3 of this Article VIII.

Section 11.            Adoption and Amendment of Bylaws; Repeal.  The Board of Directors may from time to time adopt bylaws with respect to indemnification and may amend such bylaws to provide at all times the fullest indemnification permitted by law.  Any repeal or modification of the foregoing provisions of this Article VIII by the shareholders shall not adversely affect any right or protection hereunder of any director, officer, employee or agent of the Corporation in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE IX

AMENDMENTS

Section 1.                      Amendments.  These Bylaws may be amended or repealed, in whole or in part, or new Bylaws may be adopted, upon the vote of the Board of Directors or shareholders as provided in the Articles of Incorporation.

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CLASS A COMMON STOCK

ROCK OF AGES CORPORATION

Proxy Solicited by the Board of Directors

Special Meeting of Stockholders - October 15, 2009

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designed on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all the powers undersigned would possess if personally present, at the Special Meeting of Shareholders to be held on October 15, 2009 and any adjournments or postponements thereof (the "Meeting").  This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the reincorporation of the Company from the state of Delaware to the state of Vermont.  The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting and the related Notice of Special Meeting of Stockholders.

■	(continued - to be dated and signed on reverse side)	14475 ■

SPECIAL MEETING OF STOCKHOLDERS OF

ROCK OF AGES CORPORATION

CLASS A COMMON STOCK

OCTOBER 15, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible

-OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States of 1-718-921-8500 from foreign countries and follow the instructions.  Have your proxy card available when you call

-OR-

INTERNET - Access www.voteproxy.com and follow the on-screen instructions.  Have your proxy card available when you access the web page.

-OR-

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - {www.rockofages.com}

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet    i

■  20330000000000000000  9                                                                                                                 101509

The Board of Directors Recommends a vote FOR the  reincorporation of the Company from the state of Delaware to the State of Vermont (Proposal No. 1).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal to reincorporate the Company from the state of Delaware to the state of Vermont by merging the Company into its wholly owned Vermont subsidiary of the same name	FOR ❑	AGAINST ❑	ABSTAIN ❑

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered names(s) on the account may not be submitted via this method.

❑

Signature of Stockholder	Date:	Signature of Stockholder	Date:
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Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

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CLASS B COMMON STOCK

ROCK OF AGES CORPORATION
Proxy Solicited by the Board of Directors
Special Meeting of Stockholders - October 15, 2009

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designed on the reverse side, all shares of Class B Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all the powers undersigned would possess if personally present, at the Special Meeting of Shareholders to be held on October 15, 2009 and any adjournments or postponements thereof (the "Meeting").  This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the reincorporation of the Company from the state of Delaware to the state of Vermont.  The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting and the related Notice of Special Meeting of Stockholders.

■

(continued - to be dated and signed on reverse side)

14475  ■

ANNUAL MEETING OF STOCKHOLDERS OF

ROCK OF AGES CORPORATION

CLASS B COMMON STOCK

OCTOBER 15, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible

-OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States of 1-718-921-8500 from foreign countries and follow the instructions.  Have your proxy card available when you call

-OR-

INTERNET - Access www.voteproxy.com and follow the on-screen instructions.  Have your proxy card available when you access the web page.

-OR-

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - {www.rockofages.com}

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet    i

■  20330000000000000000  9                                                                                                                 101509

The Board of Directors Recommends a vote FOR the  reincorporation of the Company from the state of Delaware to the State of Vermont (Proposal No. 1).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal to reincorporate the Company from the state of Delaware to the state of Vermont by merging the Company into its wholly owned Vermont subsidiary of the same name	FOR ❑	AGAINST ❑	ABSTAIN ❑

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

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